                                                                    EXHIBIT 10.2

                        MASTER EQUIPMENT LEASE AGREEMENT

                                     between

                            WILMINGTON TRUST COMPANY,
             Not In Its Individual Capacity but solely as Trustee of
                      UNIVERSAL COMPRESSION TRUST (2000-1)
               under the Trust Agreement dated as of May 25, 2000,
                                    as Lessor

                                       and

                          UNIVERSAL COMPRESSION, INC.,
                                    as Lessee

                            Dated as of May 30, 2000

               --------------------------------------------------
                           UNIVERSAL COMPRESSION, INC.
                             NATURAL GAS COMPRESSOR
                          EQUIPMENT FINANCING FACILITY
               --------------------------------------------------


              TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES
                CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE,
              NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED
                   THROUGH THE TRANSFER AND POSSESSION OF ANY
                    COUNTERPART OTHER THAN COUNTERPART NO. 1.

                 COUNTERPART NO. ____ OF ____ SERIALLY NUMBERED
                         MANUALLY EXECUTED COUNTERPARTS.

                                TABLE OF CONTENTS

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                                                                                                               ----
1.       Definitions..............................................................................................1

2.       Agreement for Leasing of Equipment; Quiet Enjoyment......................................................1

3.       Conditions Precedent.....................................................................................1

4.       Delivery, Acceptance and Leasing of Equipment............................................................1

5.       Term.....................................................................................................2

6.       Return of Equipment......................................................................................2

         6.1      Redelivery......................................................................................2
         6.2      Storage.........................................................................................3
         6.3      Timely Redelivery; Deemed Purchase Option.......................................................3
         6.4      Specific Performance............................................................................3

7.       Payments.................................................................................................4

         7.1      Interim Rent Payment............................................................................4
         7.2      Basic Rent Payment..............................................................................4
         7.3      Availability Fee................................................................................4
         7.4      Supplemental Payments...........................................................................4
         7.5      Method of Payment...............................................................................5
         7.6      Notification of Lease Payments..................................................................5
         7.7      Business Day Convention.........................................................................5
         7.8      Prepayments Limited.............................................................................5

8.       Net Lease Agreement......................................................................................5


9.       Grant of Security Interest; Equipment to be and Remain Personal Property.................................6

10.      Use of Equipment; Compliance with Laws...................................................................8

11.      Maintenance and Repair of Equipment......................................................................8

12.      Alterations..............................................................................................9

13.      Substitutions of Equipment...............................................................................9

14.      Appraisals..............................................................................................11

15.      Identification Marks....................................................................................11



                                      (i)

                                                                                                               Page
                                                                                                               ----
16.      Inspection..............................................................................................12

17.      Assignment and Leasing..................................................................................12

         17.1     By Lessee......................................................................................12
         17.2     Registration...................................................................................13

18.      Liens...................................................................................................13

19.      Loss, Damage or Destruction.............................................................................13

         19.1     Risk of Loss, Damage or Destruction............................................................13
         19.2     Payment of Casualty Loss Value Upon an Event of Loss...........................................14
         19.3     Application of Payments Not Relating to an Event of Loss.......................................14

20.      Insurance...............................................................................................15

21.      NO LESSOR WARRANTIES....................................................................................16

22.      Assignment of Manufacturer Warranties...................................................................16

23.      Events of Default.......................................................................................16

24.      Remedies Upon Default...................................................................................18

25.      Lessor's Right to Perform for Lessee....................................................................20

26.      Late Charges............................................................................................20

27.      Notices.................................................................................................20

28.      Lessee's Renewal, Transfer and Early Termination Options; Purchase Obligation...........................20

         28.1     Renewal Option.................................................................................20
         28.2     Lessee's End of Term Purchase Option...........................................................21
         28.3     Third Party Sale of Equipment..................................................................21
                  28.3.1   Remarketing Obligations...............................................................21
                  28.3.2   Notice to Return Possession of Equipment..............................................21
                  28.3.3   Sale of Equipment to Third Party Buyer................................................22
         28.4     Lessee's Early Purchase Option.................................................................22
         28.5     Non Completion Purchase Obligation.............................................................23

29.      End of Term Lease Payment Adjustment....................................................................23

         29.1     Third Party Sale of Equipment..................................................................23
         29.2     Lessee Payment.................................................................................23

30.      GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL..................................24

31.      Miscellaneous...........................................................................................25



                                      (ii)

                                                                                                               Page
                                                                                                               ----
32.      Concerning Lessor.......................................................................................26

33.      Execution and Effectiveness.............................................................................26



EXHIBIT A      [Form of] Lease Agreement Supplement
EXHIBIT B      [Form of] Notice of Substitution


                                    (iii)

         MASTER EQUIPMENT LEASE AGREEMENT dated as of May 30, 2000 (herein, as amended, supplemented and otherwise modified from time to time, called this "Lease Agreement"), between WILMINGTON TRUST COMPANY, a Delaware banking corporation not in its individual capacity, but solely as Trustee of UNIVERSAL COMPRESSION TRUST (2000-1) under the Trust Agreement (the "Trust Agreement"), dated as of May 25, 2000 (together with its successors and assigns, "Lessor") and UNIVERSAL COMPRESSION inc., a Texas corporation (together with its successors and assigns, "Lessee").

         In consideration of the mutual covenants and agreements set forth herein and in the Participation Agreement dated as of May 30, 2000 (the "Participation Agreement") among Lessor, Lessee, Bankers Trust Company as Administrative Agent ("Administrative Agent"), Bankers Trust Company as Collateral Agent ("Collateral Agent"), Deutsche Bank AG, New York Branch, and the other financial institutions that may become party thereto, as Certificate Holders ("Certificate Holders"), and the Lenders named therein or that may become party thereto ("Lenders"), the parties hereto agree as follows:

         1. Definitions. Unless the context otherwise requires, capitalized terms used herein and not otherwise defined herein shall have meanings set forth or referred to in Appendix A to the Participation Agreement which Appendix A also contains the rules of usage that shall apply hereto.

         2. Agreement for Leasing of Equipment; Quiet Enjoyment. Subject to, and upon all of the terms and conditions of this Lease Agreement, Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor the Items of Equipment for the Term. Lessor agrees that so long as no Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken or authorize any Person to take any action (except for the creation of the Liens created by operation of the Operative Documents), contrary to or interfering with Lessee's or any Sublessee's right to peaceful possession, use and quiet enjoyment of each Item of Equipment without any interference, hindrance, ejection or molestation whatsoever; provided, however, nothing in this Section 2 shall prevent Lessor and its Assignee from exercising their inspection rights in accordance with Section 16. Additionally, during the Term with respect to each Item of Equipment, unless a Lease Event of Default shall exist and Lessee's rights to use such Item of Equipment shall have been terminated pursuant to the terms of this Lease Agreement, Lessee shall, except to the extent otherwise expressly provided in the Operative Documents, be entitled to (a) receive, enjoy, distribute and otherwise dispose of the income, royalties, payments, recoveries and other proceeds with respect to (or included as a part of) such Item without the consent or joinder of Lessor and (b) otherwise utilize, license, consign, substitute and maintain such Item in a manner consistent with the provisions of the Operative Documents including, without limitation, of Sections 5, 10, 11, 12, 13, 17 and 22.

         3. Conditions Precedent. Lessor shall have no obligation to lease any Item of Equipment to Lessee unless each of the conditions set forth in Section 3 of the Participation Agreement are fulfilled to the satisfaction of, or waived by, Lessor.

         4. Delivery, Acceptance and Leasing of Equipment. Lessor shall not be liable to Lessee for any failure or delay in the delivery of any Item of Equipment to Lessee. Forthwith upon delivery of each Item of Equipment to Lessee, Lessee shall evidence its acceptance of such Item of Equipment hereunder and of the condition of such Item of Equipment by, executing and delivering to Lessor a Lease Agreement Supplement for such Item, dated the first Funding Date of such Item. THE EXECUTION BY LESSOR AND LESSEE OF A LEASE AGREEMENT SUPPLEMENT FOR AN ITEM OF EQUIPMENT SHALL
(a) EVIDENCE THAT SUCH ITEM IS LEASED UNDER, AND IS SUBJECT TO ALL OF THE TERMS, PROVISIONS AND CONDITIONS OF, THIS LEASE AGREEMENT, AND (b) CONSTITUTE LESSEE'S UNCONDITIONAL AND IRREVOCABLE ACCEPTANCE OF SUCH ITEM FOR ALL PURPOSES OF THIS LEASE AGREEMENT.

         5. Term. The Interim Term (if any) for each Item of Equipment shall commence on the first Funding Date thereof, and, unless this Lease Agreement is sooner terminated with respect to such Item of Equipment or all Items of Equipment pursuant to the provisions hereof, shall end on the Basic Term Commencement Date. The Basic Term for each Item of Equipment shall commence on the Basic Term Commencement Date and, unless this Lease Agreement is sooner terminated with respect to such Item of Equipment or all Items of Equipment pursuant to the provisions hereof, shall end on the last day of such Basic Term.

         6. Return of Equipment.

                  6.1 Redelivery. Upon the expiration or earlier termination of the Term with respect to each Item of Equipment (unless Lessee has exercised its transfer option with respect thereto pursuant to Section 28.2 or 28.4; or a third party sale thereof acceptable to Lessor is consummated on the Termination Date with respect thereto pursuant to Section 28.3 or Lessee is required to purchase an Item of Equipment pursuant to Section 28.5), Lessee will, at its expense, dismantle (to the extent necessary to ship such Item of Equipment), surrender and deliver possession of each Item of Equipment to Lessor at the Redelivery Location with a certificate executed by a Responsible Officer of Lessee certifying that such Item of Equipment is in the condition required hereunder, a copy of an inventory list for each Item and all then current plans, specifications and operating, maintenance, and repair manuals and logs relating to each Item that have been prepared or received by Lessee, and with respect to any Item of Equipment which qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, (i) if such manufacturer is Lessee or an affiliate thereof Lessee shall cause such manufacturer to deliver to Lessor a statement or certificate that has been signed by an authorized representative of the manufacturer attesting to the availability of such maintenance, repair or warranty policy and (ii) if the manufacturer is not Lessee nor an affiliate of Lessee and generally provides its customers upon request a statement or certificate attesting to the availability of such maintenance, repair or warranty policy, then Lessee shall utilize its reasonable best efforts to obtain from such manufacturer such a statement or certificate. At the time of such return to Lessor, each Item of Equipment (and each part or component thereof) shall (a) meet the original design specifications and operating standards of such Item, (b) be in as good operating condition, state of repair and appearance as when delivered to Lessee hereunder, and shall not have been subjected to excess wear and tear; provided, that ordinary wear and tear as a result of normal and customary usage is excepted; and provided, further that "ordinary wear and tear" as used herein shall not be construed as permitting any material broken, damaged or missing items or components of any Item of Equipment, and (c) be in the condition required by Section 11 and with respect to any Item of Equipment that qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy, such Item shall have been maintained and repaired in a manner consistent with such policy, (d) have no missing or damaged components such that its value, utility or remaining useful life will be reduced, (e) comply with all laws and rules referred to in Sections 10 and 11, (f) have attached or affixed thereto any addition, modification or improvement considered an accession thereto as provided in Section 12 and (g) have had removed therefrom in a workmanlike manner, (i) at Lessor's option, any addition, modification or improvement which, as provided in Section 12, is owned by Lessee, and (ii) any insignia or marking permitted pursuant to Section 9, and each Item of Equipment (and each part or component thereof), shall be free and clear of all Liens, other than Lessor Liens. All operating licenses and agreements pertinent to the operation of each Item of Equipment, (other than non-transferable licenses to use software), that are capable of being transferred, shall be fully transferable upon the expiration of the Term to Lessor or its designee. Lessee shall transfer any such transferable license or agreement upon return of the Item of Equipment at Lessee's cost and expense. Each Item of Equipment that qualifies for or is subject to any manufacturer's maintenance, repair or warranty policy must be properly deinstalled in a manner consistent with such policy and in such a way that the Item remains eligible for or subject to such policy, as appropriate, and Lessee shall provide a certificate from a Responsible Officer certifying that each Item of Equipment was deinstalled in a manner consistent with such policy and remains eligible for or subject to such policy, as appropriate. Upon deinstallation, each Item of Equipment shall be secured properly for air or overland or other suitable transport. Each Item of Equipment shall be delivered in the manner in which is customary for such Item of Equipment. Lessee shall at its own expense, make repairs necessary to restore each Item of Equipment to the condition required by this Section 6.1 prior to redelivery hereunder. Upon redelivery, Lessee shall provide any additional documentation reasonably requested by Lessor, at Lessor's cost, relating to the redelivery of or Lessor's interest in each Item of Equipment.

                  6.2 Storage. For the purpose of delivering possession of any Item of Equipment to Lessor as above required, Lessee shall at its own cost, expense and risk cause each such Item of Equipment to be insured in accordance with Section 20 and stored at the Redelivery Location identified therefor by Lessor at the risk of Lessee without charge to Lessor for insurance, rent or storage until all such Items of Equipment have been sold, leased or otherwise disposed of by Lessor; provided, however, Lessee's obligations under this
Section 6.2 shall terminate with respect to each Item of Equipment one (1) year after delivery of such Item to the Redelivery Location in the condition required by Section 6.1.

                  6.3 Timely Redelivery; Deemed Purchase Option. If Lessee has not timely satisfied the obligations and conditions set forth in Section 6.1 with respect to the redelivery of each and every Item of Equipment, then Lessee shall be deemed to have exercised the purchase option set forth in Section 28.2 hereof and Lessee shall pay to Lessor the Purchase Option Amount with respect to all Items of Equipment.

                  6.4 Specific Performance. The provisions of this Section 6 are of the essence of this Lease Agreement, and the parties hereto agree that, Lessor shall be entitled to specific performance of the covenants of Lessee set forth in this Section 6.

         7. Payments.

                  7.1 Interim Rent Payment. Lessee hereby agrees to pay Lessor a Lease Payment for each Item of Equipment in arrears on each Payment Date for such Item during the Interim Term therefor, in an amount equal to the sum of (a) an amount calculated by multiplying the Outstanding Debt Amount for such Item on each day by the Applicable Debt Rate and (b) an amount calculated by multiplying the Equity Component for such Item on each day by the Applicable Equity Rate, amounts due on a Payment Date under this Section 7.1 being calculated for the number of days elapsed since the immediately preceding Payment Date, or in the case of the first Lease Payment for such Item, the first Funding Date therefor ("Interim Rent").

                  7.2 Basic Rent Payment. Lessee hereby agrees to pay Lessor a Lease Payment for each Item of Equipment in arrears on each Payment Date during the Basic Term therefor, in an amount equal to the sum of (a) an amount calculated by multiplying the Outstanding Debt Amount for such Item on each day by the Applicable Debt Rate, (b) an amount calculated by multiplying the Equity Component for such Item on each day by the Applicable Equity Rate, amounts due on a Payment Date under this Section 7.2 being calculated for the number of days elapsed since the immediately preceding Payment Date, or in the case of the first Lease Payment for such Item, the first Funding Date therefor.

                  7.3 Availability Fee. Lessee shall pay to Lessor on each Payment Date during the Commitment Period and on the Basic Term Commencement Date an availability fee ("Availability Fee"), which fee shall be calculated for each day during the Commitment Period that has elapsed since the immediate preceding Payment Date or, in the case of the first Payment Date, the date of the Participation Agreement, as follows:

                  AFR  X  AAC  X  1/360

                           where:

                  AFR =            Availability Fee Rate for such date; and

                  AAC = Aggregate of the Certificate Holder Available Commitments (exclusive of the Certificate Holder Available Commitment of any Defaulting Certificate Holder) and the Lender Available Commitments (exclusive of the Lender Available Commitment of any Defaulting Lender) as of such date.

                  7.4 Supplemental Payments. Each Supplemental Payment shall be due and Lessee agrees to pay to Lessor, or to whoever shall be entitled thereto as expressly provided herein, all Supplemental Payments which are due from Lessee, when such payments are specified to be paid pursuant to the terms of the Operative Documents, or if not so specified, within five (5) Business Days of written demand therefor.

                  7.5 Method of Payment. All payments of Lease Payments and Supplemental Payments and Availability Fees required to be made by Lessee to Lessor (or, in the case of Supplemental Payments, any other Person entitled thereto) shall be made in immediately available funds no later than 12:00 noon (New York time) on the date due to such account as shall be designated by Lessor or any Assignee. Subject to the assignment set forth in Section 7 of the Participation Agreement and the instructions in Section 12.16 of the Participation Agreement, all payments of Lease Payments required to be made by Lessee to Lessor hereunder shall be paid at the address or bank account as Lessor may hereafter designate in writing to Lessee no less than three (3) Business Day before the date such payments are due.

                  7.6 Notification of Lease Payments. At least two (2) Business Days before each Payment Date, Lessor or its designee shall advise Lessee of the total amount due on such Payment Date. No failure on the part of Administrative Agent to provide a notice under this Section 7.6 shall release Lessee of any obligation to make a payment in accordance herewith; provided, however, no Lease Default shall occur and no interest at the Overdue Rate shall accrue with respect to any non-payment of such amount until the later of the date such payment is due and the date two (2) Business Days after such notice is given.

                  7.7 Business Day Convention. Unless otherwise provided herein, any Lease Payment due in accordance with the terms hereof which is due on a date which is not a LIBOR Banking Day shall be payable on the next succeeding LIBOR Banking Day, unless such date falls in the next succeeding calendar month, in which case such amounts shall be due on the immediately preceding LIBOR Banking Day; and any other payment due in accordance with the terms herewith on a date which is not a Business Day shall be payable on the next succeeding Business Day.

                  7.8 Prepayments Limited. Except as may otherwise be provided in this Lease Agreement, no Lease Payments or portion thereof may be prepaid.

         8. Net Lease Agreement. This Lease Agreement is a net lease agreement. Lessee acknowledges and agrees that its obligations hereunder, including, without limitation, its obligations to pay Lease Payments, Availability Fees and all Supplemental Payments payable hereunder, shall be unconditional and irrevocable under any and all circumstances, shall not be subject to cancellation, termination, modification or repudiation by Lessee, and shall be paid and performed by Lessee (with respect to payments under Sections 28.2, 28.4, 28.5 and 29 and Availability Fees, without notice or demand and with respect to Lease Payment amounts based on the Applicable Equity Rate and the Applicable Debt Rate, without demand) and without any abatement, reduction, diminution, setoff, defense (other than prior payment), counterclaim or recoupment whatsoever, including, without limitation, any abatement, reduction, diminution, setoff, defense (other than prior payment), counterclaim, withholding or recoupment due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, Certificate Holders, Trust Company, any Assignee, any Lender, sublessee or assignee of Lessee, any manufacturer or supplier of any Item of Equipment or any part thereof, or any other Person for any reason whatsoever, or any defect in any Item of Equipment or any part thereof, or the condition, design, operation or fitness for use thereof, any damage to, or any loss or destruction of, any Item of Equipment or any part thereof, or any Liens or rights of others with respect to any Item of Equipment or any part thereof, or any default or failure to pay by any sublessee or assignee of Lessee, or any prohibition or interruption of or other restriction against Lessee's use, operation, possession, maintenance, insurance, improvement or return of any Item of Equipment thereof, for any reason whatsoever, or any interference with such use, operation or possession by any Person, or any default by Lessor in the performance of any of its obligations herein contained, or any other indebtedness or liability, howsoever and whenever arising, of Lessor, any Certificate Holders, Trust Company, any Assignee, any Lender, any sublessee or assignee of Lessee, any other Person, or by reason of insolvency, bankruptcy or similar proceedings by or against Lessor, Trust Company, any Certificate Holders, any Assignee, any Lender, Lessee, any sublessee or assignee of Lessee, or any other Person, or for any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that all Lease Payments, Availability Fees and Supplemental Payments payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease Agreement; provided, however if Lessee is required to make a payment to Lessor under Section 28 or 29 or an indemnity payment to a Certificate Holder pursuant to Section 10 of the Participation Agreement and Lessee shall have previously incurred expenses in the discharge of any Lessor Lien attributable to such Certificate Holder or shall have made a payment pursuant to Section 6.3 of the Participation Agreement by reason of any action or omission by such Certificate Holder (or by the Trust Company or Lessor at the direction of such Certificate Holder) in violation of any Operative Document then Lessee shall be entitled to deduct from the portion required to be paid to such Certificate Holder of amounts due under Section 28 or 29 or payment of indemnity, as the case may be, an amount sufficient to reimburse Lessee the cost of discharging such Lessor Lien or the amount of such payment made under Section 6.3 of the Participation Agreement. Nothing contained in this Section 8 shall (a) affect any claim, action or right that Lessee may have against Lessor or any other Person, including pursuant to Section 2 nor (b) be considered as (i) a guaranty of the fair market value or useful life of any Item upon the commencement, expiration or termination of the Term with respect to an Item, (ii) a prohibition of assertion of any claim against any manufacturer, supplier, dealer, vendor, contractor, subcontractor or installer with respect to any Item or any part thereof or (iii) a waiver by Lessee of any of its express rights under any of the Operative Documents or of its right to assert and sue upon any claims it may have against any Person in one or more separate actions.

         9. Grant of Security Interest; Equipment to be and Remain Personal Property. This Lease Agreement is a financing agreement intended as security. Lessee hereby grants, bargains, assigns, transfers, conveys and pledges to Lessor a security interest in and Lien upon all of its rights, title and interest in, to and under the Equipment, the subleases related to such Equipment, Lessee's interest in any bill of sale and in each manufacturer's, vendor's or dealer's warranty for the Equipment, and all proceeds thereof, including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under such subleases or otherwise, all credits granted by any manufacturer, vendor or dealer with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment (the "Lessee Collateral") as collateral security for the payment and performance by Lessee of obligations owed to Lessor under the Operative Documents. For each Item of Equipment, Lessee will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Lessor from time to time such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements, powers of attorney, notes, reports and other assurances or instruments and take such further actions which Lessor may reasonably request to perfect, preserve or protect Lessor's security interest granted hereunder or which Lessor reasonably deems necessary or advisable in order to obtain the full benefits of the Liens created or intended to be created hereunder, and will take such other actions reasonably requested by Lessor to effectuate the intent of the Operative Documents. To the extent permitted by Applicable Law, Lessee authorizes Lessor to file any such financing and continuation statements without the signature of Lessee. Lessee will pay all applicable filing fees and related expenses incurred in accordance with this Section 9. Within the six-month period preceding the fifth anniversary of the filing of any UCC personal property financing statements, Lessee will provide to Lessor continuation statements with respect to the UCC financing statements filed in connection herewith, will file the same in accordance with Applicable Law, and promptly upon such filing will provide Lessor with written evidence thereof.

                  Lessee irrevocably authorizes Lessor and does hereby make, constitute and appoint Lessor and any officer of Lessor, with full power of substitution, as Lessee's true and lawful attorney-in-fact, with power, in its own name or in the name of Lessee, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of Lessee Collateral that may come into possession of Lessor; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Lessee Collateral; to pay or discharge Taxes, Liens, security interests or other encumbrances at any time levied or placed on or threatened against Lessee Collateral; to demand, collect, receipt for, compromise, settle and sue for moneys due in respect of Lessee Collateral; and generally, to do, at Lessor's option and at Lessee's expense, at any time, or from time to time, all acts and things which Lessor deems necessary to protect, preserve and realize upon Lessee's Collateral and Lessor's security interests therein and in order to effect the intent of the Operative Documents all as fully and effectually as Lessee might or could do; and Lessee hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof; provided, however that Lessor agrees not to exercise any such power unless a Lease Event of Default has occurred and is continuing. This power of attorney shall be coupled with an interest and irrevocable for the term of this Agreement and thereafter as long as any of the obligations of Lessee under any Operative Documents shall be outstanding. The powers conferred on Lessor hereunder are solely to protect its interest in Lessee Collateral and shall not impose any duty upon Lessor to exercise any such powers. Lessor shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors or employees shall be responsible to Lessee for any act or failure to act, except for its own gross negligence or willful misconduct.

                  It is the intention and understanding of both Lessor and Lessee, and Lessee shall take all such actions as may be required to assure, that the Equipment shall be and at all times remain personal property, notwithstanding the manner in which the Equipment may be attached or affixed to realty.

         10. Use of Equipment; Compliance with Laws. Lessee agrees that each Item of Equipment will be used and operated in compliance with any and all insurance policy terms, conditions and provisions referenced in the Operative Documents and in all material respects with all statutes, laws, ordinances, rules and regulations of any federal, national, state or local governmental body, agency or authority applicable to the use and operation of such Item of Equipment, including, without limitation, environmental, noise and pollution laws (including notifications and reports), and that each Item of Equipment will be used and operated solely in the manner for which it was intended and in accordance with the license or certificate, if any, provided by the manufacturer thereof. Lessee agrees that no Item of Equipment shall be used by Lessee other than in the subleasing of such Item to Lessee's customers and no Item of Equipment shall be used or located at a location outside of the contiguous United States. Lessee shall use reasonable precautions to prevent loss or damage to each Item of Equipment from fire and other hazards. Lessee shall not permit any Item of Equipment to be moved from its location as of the initial Funding Date therefor unless it has, at its own expense, made, executed, endorsed, acknowledged, filed and/or delivered to Lessor such confirmatory assignments, conveyances, financing and continuation statements, transfer endorsements, or other assurances or instruments other than estoppel certificates or other agreements, certificates or other documents to be delivered by any Sublessee or other Person (other than an Affiliate of Lessee) necessary to perfect, preserve and protect Lessor's security interest in such Item of Equipment. Lessee shall not permit any Item of Equipment to be used in any unlawful trade or in any manner that would violate any law that would expose such Item of Equipment to penalty, forfeiture or capture. Lessee shall not attach or incorporate any Item of Equipment to or in any other item of equipment or other personal property or to or in any real property in a manner that could give rise to the assertion of any Lien on such Item of Equipment by reason of such attachment or the assertion of a claim that such Item of Equipment has become a fixture and is subject to a Lien in favor of a third party. Lessee shall comply in all material respects with environmental laws and maintain liability insurance as required pursuant to the Operative Documents for all Equipment.

         11. Maintenance and Repair of Equipment. Lessee, at its sole cost and expense, shall maintain (or caused to be maintained) each Item of Equipment (i) in a manner consistent with such Lessee's maintenance practices applicable to its other equipment of the same or similar type as such Item, so as to keep each
Item in good condition (ordinary wear and tear excepted), (ii) in all material respects in compliance with Applicable Law, (iii) in compliance with the manufacturer's maintenance standards and procedures and (iv) in all respects in compliance with the insurance applicable to such Items of Equipment and subject, however, to the provisions of Section 19 with respect to Loss, Damage or Destruction; Lessee shall comply in all material respects with environmental laws and maintain liability insurance as required pursuant to the Operative Documents for all Equipment. Lessee agrees to prepare and deliver to Lessor and any Assignee within a reasonable time prior to the required date of filing (or, to the extent permissible, file on behalf of Lessor and any Assignee) any and all reports (other than income tax returns) to be filed by Lessor or any Assignee with any federal, national, state or other regulatory authority by reason of the ownership by Lessor or any Assignee of any Item of Equipment or the leasing thereof to Lessee to the extent any such reports are required because of the nature of the Equipment. Lessee agrees to maintain all records, logs and other materials required by any Governmental Entity having jurisdiction over any Item of Equipment or Lessee, to be maintained in respect of such Item of Equipment. Lessee hereby waives any right now or hereafter conferred by law to make repairs on the Equipment at the expense of Lessor.

         12. Alterations. In case any Item of Equipment (or any equipment, part or appliance therein) is required to be altered, added to, replaced or modified in order to comply with any insurance policies required pursuant to this Lease Agreement or Applicable Law ("Required Alteration") pursuant to Section 10 or 11, Lessee agrees to make such Required Alteration at its own expense and the same shall, without further act, immediately be and become the property of, and title shall vest in, Lessor free and clear of all Liens other than Lessor Liens and Permitted Liens and subject to the terms of this Lease Agreement. Lessee may make any optional renovation, improvement, addition, or alteration to any Item of Equipment ("Optional Alteration") provided that with respect to each Item of Equipment such Optional Alteration does not impair the value, use or remaining useful life of such Item of Equipment. In the event an Optional Alteration is readily removable without impairing the value, use or remaining useful life of the Item of Equipment, and is not a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the first Funding Date therefor or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, any such Optional Alteration shall be and remain the property of Lessee. To the extent such Optional Alteration is not readily removable without impairing the value, use or remaining useful life of an Item of Equipment to which such Optional Alteration has been made, or is a part, item of equipment or appliance which replaces any part, item of equipment or appliance originally incorporated or installed in or attached to such Item of Equipment on the first Funding Date therefor or any part, item of equipment or appliance in replacement of or substitution for any such original part, item of equipment or appliance, the same shall, without further act, immediately be and become the property of, and title shall vest in, Lessor free and clear of all Liens other than Lessor Liens and Permitted Liens and shall be subject to the terms of this Lease Agreement. Any parts installed or replacements made by any Lessee upon any Item of Equipment pursuant to its obligation to maintain and keep the Equipment in good and serviceable operating condition and repair under Section 11 shall be considered accessions to such Item of Equipment and ownership thereof or security interest therein shall be immediately vested in Lessor. Except as required or permitted by the provisions of this Section 12, Lessee shall not modify an Item of Equipment without the prior written authority and approval of Lessor.

         13. Substitutions of Equipment.

                  (a) Notwithstanding any provision of any Operative Document to the contrary and subject to the provisions of this Section 13, Lessee may at any time, so long as no Lease Event of Default has occurred and is continuing hereunder, substitute equipment of the type described in Schedule 1 of the Participation Agreement ("Replacement Equipment") that (i) as of the date Lessee delivers the Notice of Substitution defined below in Section 13(b) (the "Substitute Date") has a Date of Manufacture or a Date of Overhaul no earlier than two (2) years prior to the Substitution Date, (ii) is not subject to any Liens other than Permitted Liens or Lessor Liens and (iii) has an estimated fair market value as of the Substitution Date and an estimated Residual Value equal to, or in excess of, the Casualty Loss Value and the Residual Value, respectively, of the Item of Equipment that Lessee has elected to replace (the "Replaced Equipment"); provided, however, the condition in clause (i) need not be satisfied if (A) Lessee shall have delivered to Lessor and the Administrative Agent with the Notice of Substitution an Appraisal confirming satisfaction of the condition in clause (iii) or (B) as of the Substitution Date, the aggregate Acquisition Costs for all Replacement Equipment that does not satisfy clause (i) or for which no Appraisal has been delivered in accordance with clause (A), in accordance with Section 13(c), Section 14 or otherwise, does not exceed, from time to time, $1,500,000.

                  (b) On the first Business Day of each week after Lessee has, in the immediately prior calendar week, substituted Replacement Equipment for Replaced Equipment, Lessee shall provide Lessor with written notice thereof ("Notice of Substitution") in the form of Exhibit B hereto which Notice of Substitution shall have attached thereto one or more Bills of Sale representing the transfer from Lessee to, and for the benefit of, Lessor, for a purchase price equal to the Casualty Loss Value of the Replaced Equipment, of all right, title and interest of Lessee in such Replacement Equipment. Upon substitution of an Item of Equipment under this Section 13 all rights and interests of Lessor in such Replaced Equipment shall automatically cease and vest in Lessee. Lessor will at the request and cost of Lessee furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing the transfer to or at the direction of Lessee, all of Lessor's right, title and interest in and to such Replaced Item(s), "as-is", "where-is". The purchase price for such Replacement Equipment shall be deemed paid by Lessor by virtue of its reconveyance to Lessee of the Replaced Equipment and no further action shall be required between Lessee and Lessor to convey the Replacement Equipment to Lessor and convey the Replaced Equipment to Lessee, provided that Lessor shall execute any documents reasonably requested by Lessee (at Lessee's sole cost and expense) to evidence the release of any Liens created pursuant to the Operative Documents with respect to such replaced Equipment. Upon the occurrence of such events, Replacement Equipment shall be deemed to be Equipment as of the date of the related Notice of Substitution for all purposes set forth in this Lease Agreement and the other Operative Documents and that the Acquisition Cost and Casualty Loss Value for such Replacement Equipment shall be equal to the Acquisition Cost and Casualty Loss Value for such Replaced Equipment.

                  (c) In the event that, upon its receipt of a Notice of Substitution and the related Bills of Sale for any Replacement Equipment, Lessor shall reasonably challenge whether the fair market value or Residual Value of said Replacement Equipment is equal to, or in excess of, the Casualty Loss Value or Residual Value, respectively, of the Replaced Equipment, Lessee shall either within thirty (30) days of Lessor's demand (i) revise the previously delivered Notice of Substitution and related Bills of Sale so as to replace or supplement said Replacement Equipment with other or additional Replacement Equipment that Lessor reasonably believes has a fair market value and Residual Value equal to, or in excess of, the Casualty Loss Value and Residual Value, respectively, of the Replaced Equipment, or (ii) within thirty (30) days of Lessor's demand, provide Lessor with an Appraisal confirming that the fair market value and Residual Value of the Replacement Equipment is equal to or greater than the Casualty Loss Value and Residual Value, respectively, of the Replaced Equipment.

         14. Appraisals.

                  (a) During the Interim Term, Lessee shall at its expense cause to be delivered to Lessor an Appraisal of each Item of Equipment for which no Appraisal has been previously delivered upon the earliest of: (i) on the date six (6) months after the last previous Appraisal Date (or, if no Appraisal Date has occurred, after the Closing Date), (ii) if after the last previous Appraisal Date (or, if no Appraisal Date has occurred, six (6) months after the Closing
Date), Items of Equipment with an aggregate Acquisition Cost in excess of fifteen million dollars ($15,000,000) have been made subject to this Lease Agreement for which no Appraisal has been previously delivered, on the date of the Lease Agreement Supplement for the Item of Equipment that caused such fifteen million dollars ($15,000,000) threshold to be exceeded, (iii) on the day six (6) Business Days prior to the Basic Term Commencement Date, and (iv) if after the last previous Appraisal Date (or, if no Appraisal Date has occurred, after the Closing Date), Replacement Equipment for which no Appraisal has been previously delivered and which has aggregate Acquisition Costs in excess of 10% of the aggregate Casualty Loss Value for all Equipment then subject to this Lease Agreement shall have been substituted for Items of Equipment, on the date of the Substitution Notice for the Item of Replacement Equipment that caused such 10% threshold to be exceeded.

                  (b) During the Basic Term, Lessee shall at its own expense cause an Appraisal of each item of Replacement Equipment for which no Appraisal has been previously delivered each time the aggregate Acquisition Costs of all Replacement Equipment for which no Appraisal has been delivered hereunder exceeds ten (10) per cent of the aggregate Acquisition Costs for all Equipment then subject to this Lease Agreement. Such Appraisal shall be delivered to Lessor within ten (10) days after the date of the Substitution Notice for the Replacement Equipment that caused such ten (10) percent threshold to be exceeded.

                  (c) If any Appraisal states that the estimated fair market value or Residual Value of an Item of Equipment is less than the Casualty Loss Value or the Residual Value, respectively, for such Item of Equipment, Lessee shall within thirty (30) days of the date of such Appraisal at its expense cause such Item of Equipment to be replaced or supplemented in accordance with Section 13 with one or more Items of Replacement Equipment that meets the requirements of Section 13(a).

         15. Identification Marks. Within forty-five (45) days of the Funding Date for an Item of Equipment Lessee shall affix and thereafter keep and maintain, prominently displayed on such Item, a plaque or label with the words "OWNED BY UNIVERSAL COMPRESSION TRUST (2000-1) AND SUBJECT TO A SECURITY INTEREST IN FAVOR OF BANKERS TRUST COMPANY AS COLLATERAL AGENT FOR LENDERS TO UNIVERSAL COMPRESSION TRUST (2000-1)" or other appropriate words designated by Lessor, with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect Lessor's and any Assignee's interests in such Item. Lessee shall not allow the name of any Person, to be placed upon any Item of Equipment as a designation that might be interpreted as indicating a claim of ownership thereto or a security interest therein by any Person other than Lessor or any Assignee.

         16. Inspection. Lessee shall permit Lessor (and any designee or authorized representatives thereof) to make inquiries of Lessee (and Lessee shall respond to such inquiries) with respect to matters relevant to the Equipment and to inspect any Item of Equipment, at such Person's expense (unless there is a Lease Event of Default continuing, in which event such inspection shall be at the expense of Lessee), including the cost and expense for such Person's transportation to and from any site on which an Item is located, and under conditions reasonably acceptable to Lessee, and Lessee will make available the books and records of Lessee related thereto and make copies and extracts therefrom, and will make available officers and the independent public accountants of Lessee with respect to such matters, all upon reasonable notice and at such reasonable times during normal business hours and as may be reasonably requested.

         17. Assignment and Leasing.

                  17.1 By Lessee. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS
SECTION 17.1, LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LEASE ANY ITEM OF EQUIPMENT OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER. ANY ATTEMPTED LEASE IN VIOLATION HEREOF AND ANY ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE OF ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER SHALL BE NULL AND VOID. So long as no Lease Event of Default shall have occurred and be continuing, Lessee may, without the consent of Lessor, sublease one or more Items of Equipment to any other Person (a "Sublessee"); provided that such Items of Equipment (whether one or more) are maintained in the contiguous United States; and provided further, that any sublease entered into pursuant to this Section 17.1 shall satisfy each of the following conditions (a "Sublease"):

                  (a) such Sublease shall automatically expire on or before the expiration of the Term;

                  (b) such Sublease shall be in writing; shall identify the Item of Equipment by manufacturer, model and serial number; shall expressly prohibit any further assignment, sublease or transfer by Sublessee of any rights or interests in the Equipment;

                  (c) such Sublease shall not contain a purchase option in favor of the Sublessee or any other provision pursuant to which the Sublessee may obtain record or beneficial title to the Equipment leased thereunder from Lessee, unless, upon the exercise of such purchase option, Lessee substitutes new Equipment hereunder in accordance with Section 13;

                  (d) such Sublease shall prohibit the Sublessee from making any alterations or modifications to the Equipment that would violate this Lease Agreement;

                  (e) such Sublease shall require the Sublessee to maintain the Equipment in accordance with Sections 10 and 11 and to engage in activities with the Equipment in a manner consistent with the Equipment's intended purpose and in accordance with the Equipment's specifications; and

                  (f) Lessee shall not, without Lessor's prior written consent, permit or consent to any renewal or extension of a Sublease at any time when a Lease Event of Default has occurred and is continuing.

Upon request by Lessor or the Administrative Agent, Lessee shall promptly deliver to Lessor and the Administrative Agent (x) copies of any sublease of an Item of Equipment (including any Sublease), or (y) a schedule of all subleases of the Equipment, including Subleases certified by a Responsible Officer of Lessee. No such leasing by Lessee will reduce any of the obligations of Lessee hereunder or the rights of Lessor (and any Assignee) hereunder, and all of the obligations of Lessee hereunder shall be and remain primary and shall continue in full force and effect as the obligations of a principal and not of a guarantor or surety.

                  17.2 Registration. This Lease Agreement is a registered instrument. The Administrative Agent shall establish and maintain registration books in which it will register, and register any assignment effected in compliance with Section 12.7 of the Participation Agreement of Lessor's interest in this Lease Agreement or any portion thereof and which identifies each registered holder of any interest of Lessor in this Lease Agreement or any portion thereof. Except for the interests of the Collateral Agent pursuant to the Operative Documents, no transfer by Lessor of any interest in this Lease Agreement shall be effective unless and until such transfer is made upon the registration books maintained by the Administrative Agent.

         18. Liens. Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to (a) any Item of Equipment or any part thereof or Lessor's interest therein or proceeds thereof,
(b) any insurances required hereunder or (c) this Lease Agreement or any of Lessor's interests hereunder, except Permitted Liens and Lessor Liens. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease Agreement and each Item of Equipment free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Lessor and any Assignee, any Lien other than Permitted Liens and Lessor Liens if the same shall arise at any time. Lessee will notify Lessor and any Assignee in writing promptly upon a Responsible Officer of Lessee obtaining knowledge of any Tax or other Lien other than Permitted Liens and Lessor Liens that shall attach to the Equipment or any Item of Equipment, and of the full particulars thereof.

         19. Loss, Damage or Destruction.

                  19.1 Risk of Loss, Damage or Destruction. Lessee hereby assumes all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to each Item of Equipment ("Loss, Damage or Destruction"), however caused or occasioned except for Loss, Damage or Destruction caused by the gross negligence or willful misconduct of Lessor, such risk to be borne by Lessee with respect to each Item of Equipment from the date of this Lease Agreement, and continuing until such Item of Equipment has been returned to Lessor in accordance with the provisions of Section 6, the rights and interests in which have been transferred to Lessee in accordance with the provisions of Section 28.2, 28.4, or 28.5 or has been sold in accordance with Section 28.3.

                  19.2 Payment of Casualty Loss Value Upon an Event of Loss. If an Event of Loss occurs with respect to an Item of Equipment during the Term thereof, Lessee (a) shall give Lessor and any Assignee prompt written notice of such loss and (b) shall (i) replace such Item within sixty (60) days of the date of the Event of Loss subject to and in accordance with Section 13 or (ii) pay to Lessor on the corresponding Casualty Loss Value Payment Date the sum of (A) all unpaid Lease Payments due and payable for such Item of Equipment (which Lease Payments shall accrue until the Casualty Loss Value Payment Date therefor notwithstanding the date of the Event of Loss), plus (B) the Casualty Loss Value, plus (C) Breakage Costs, plus (D) all other Supplemental Payments due for such Item of Equipment as of the date of payment of the amounts specified in the foregoing clauses (A) and (B). Any payments received at any time by Lessor or by Lessee from any insurer or other party as a result of the occurrence of such Event of Loss of an Item of Equipment will be applied in reduction of Lessee's obligation to pay the foregoing amounts, if not already paid by Lessee, or, if already paid by Lessee, will be applied to reimburse Lessee for its payment of such amount, unless a Lease Event of Default shall have occurred and be continuing in which event any such payments received by Lessor or by Lessee shall be paid to and applied by the Collateral Agent in accordance with the priority of payments established under Section 7 of the Participation Agreement. In the event that any payments received by Lessor, any Assignee, Administrative Agent or Collateral Agent referred to in the immediately preceding sentence with respect to any Item of Equipment exceed any amounts due and owing by Lessee to Lessor under the Operative Documents, then, provided there are no amounts due and owing by Lessee under the Operative Documents and no Lease Event of Default shall have occurred and be continuing, such excess shall forthwith be paid by Lessor or its Assignee, as the case may be, to Lessee. Upon payment in full of such Casualty Loss Value, Lease Payments and Supplemental Payments, (a) the Lessee's obligations hereunder with respect to such Item of Equipment (other than those expressly stated to survive the termination of this Lease Agreement) shall terminate, and (b) all rights and interests of Lessor in such Item of Equipment shall automatically cease and vest in Lessee. Lessor will at the request and cost of Lessee furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing the transfer to or at the direction of Lessee, all of Lessor's right, title and interest in and to such Item(s), "as-is, where-is". Following any such transfer, Lessee will be subrogated to all claims of Lessor, if any, against third parties to the extent the same relate to physical damage to or loss of the transferred Item which was the subject of such Event of Loss.

                  19.3 Application of Payments Not Relating to an Event of Loss. Any payments (including, without limitation, insurance proceeds) received at any time by Lessor or Lessee from any Governmental Entity or other party with respect to any loss or damage to any Item or Items of Equipment not constituting an Event of Loss, will, subject to the last sentence of Section 20, be applied directly in payment of repairs or for replacement of property in accordance with the provisions of Sections 11 and 12, if not already paid by Lessee, or if already paid by Lessee and no Lease Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with the provisions of said Sections with respect to such loss or damage shall be retained by Lessee. If any Lease Event of

Default shall have occurred and be continuing, all payments hereunder shall be paid to Lessor or its Assignee in accordance with Section 19.2.

         20. Insurance. Lessee will cause to be carried and maintained, at its sole expense, with respect to each Item of Equipment at all times during the Term thereof and for the geographic area in which such Item is at any time located and until such Item of Equipment has been returned to Lessor pursuant to
Section 6, the rights and interests therein have been transferred to Lessee pursuant to Section 28.2, 28.4 or 28.5 or sold to a third party pursuant to
Section 28.3 physical damage insurance (including theft and collision insurance) insuring against risks of physical loss or damage to the Equipment ("Property Insurance") in an amount no less than the aggregate Casualty Loss Value for all Items of Equipment per occurrence except for Lessee's customary sublimits for certain perils, and insurance against liability for bodily injury, death and property damage resulting from the use and operation of the Equipment (including sudden and accidental environmental pollution coverage) ("Liability Insurance") of the types and amounts of coverage equal to or greater than the insurance coverage Lessee carries on any other similar equipment owned or leased by Lessee, but in no event providing less than $50,000,000 of coverage per occurrence. The insurance coverage described in the preceding sentence shall have deductibles no greater than those applicable to insurance on similar equipment owned or leased by Lessee or with respect to Property Insurance and Liability Insurance shall have deductibles no greater than $250,000. Such Property Insurance policy or policies will name Lessee, Lessor and any Assignee as the loss payees. Such Liability Insurance policy or policies will name Lessee Indemnified Person as an additional insured. All such policies will provide that the insurers waive any claim for premiums and any right of subrogation or setoff against Lessee Indemnified Parties and that the same may not be invalidated against any Lessee Indemnified Person by reason of any violation of a condition or breach of warranty of the policies or the application therefor by Lessee, that the policies may be canceled or materially altered or reduced in coverage by the insurer only after no less than ten (10) days' prior written notice from Lessee's insurance broker to Lessor and Administrative Agent, and that the insurer will give written notice to Lessor and Administrative Agent in the event of nonpayment of premium by Lessee when due. The policies of insurance required under this Section 20 for Lessee shall be valid and enforceable policies issued by insurers having an A.M. Best Company rating of "A-" or better or otherwise acceptable to the Administrative Agent and shall provide coverage with respect to incidents occurring anywhere in the United States. In the event that any of such Liability Insurance policies for an Item of Equipment shall now or hereafter provide coverage on a "claims-made" basis, Lessee shall continue to maintain such policies in effect for a period of not less than three (3) years after the expiration of the Term of the last Item of Equipment financed hereunder. Upon the execution of each Lease Agreement Supplement and thereafter not less than three (3) days prior to the expiration dates of any expiring policies required under this Section 20, Lessee shall furnish Lessor and the Administrative Agent with certificates of the replacement insurance coverage required by this Section 20. During the Term, unless a Lease Event of Default has occurred and be continuing, all proceeds of Property Insurance on account of any damage to or destruction to the Equipment in an amount less than $1,000,000 shall be paid over to Lessee or as it may direct and any such proceeds equal to or greater than $1,000,000 shall be paid over to Lessor and Lessor shall, upon the written instructions of Lessee, (a) apply such proceeds against Lessee's payment obligations under clause (b)(ii) of Section 19.2 or (b) if Lessee elects to replace all or part of such Equipment pursuant to clause (b)(i) of Section 19.2 reimburse in whole or in part Lessee or direct payment directly to the vendor for the replacement cost of such Equipment with any excess remaining to be paid to Lessee, provided, however, that in the event that a Lease Event of Default shall have occurred and be continuing such proceeds shall be paid to the Administrative Agent for application to Lessee's obligations under Section 24.

         21. NO LESSOR WARRANTIES. LESSOR HEREBY LEASES THE EQUIPMENT FOR LESSEE AS-IS WHERE-IS, WITH ALL FAULTS, IF ANY, AND IN WHATEVER CONDITION IT MAY BE IN, AND EXPRESSLY DISCLAIMS AND MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO THE DESIGN, CONDITION, QUALITY, CAPACITY, MERCHANTABILITY, DURABILITY, SUITABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OF, OR ANY OTHER MATTER CONCERNING, THE EQUIPMENT. LESSEE HEREBY WAIVES ANY CLAIM (INCLUDING ANY CLAIM BASED ON STRICT OR ABSOLUTE LIABILITY IN TORT OR INFRINGEMENT) IT MIGHT HAVE AGAINST LESSOR OR ANY CERTIFICATE HOLDER FOR ANY LOSS, DAMAGE (INCLUDING INCIDENTAL OR CONSEQUENTIAL DAMAGE) OR EXPENSE CAUSED BY THE EQUIPMENT OR BY LESSEE'S LOSS OF USE THEREOF FOR ANY REASON WHATSOEVER, INCLUDING COMPLIANCE WITH ENVIRONMENTAL LAWS (WHICH ITEMS OF EQUIPMENT, LESSEE ACKNOWLEDGES, WERE SELECTED BY LESSEE ON THE BASIS OF ITS OWN JUDGMENT WITHOUT RELIANCE ON ANY STATEMENTS, REPRESENTATIONS, GUARANTIES OR WARRANTIES MADE BY LESSOR).

         22. Assignment of Manufacturer Warranties. So long and only so long as a Lease Event of Default shall not have occurred and be continuing, and so long and only so long as an Item of Equipment shall be subject to this Lease Agreement and Lessee shall be entitled to possession of such Item hereunder, Lessor authorizes Lessee, at Lessee's expense, to assert for Lessee's account, and assigns to Lessee all rights and powers of Lessor under any manufacturer's, vendor's or dealer's warranty on the Equipment or any part thereof and Lessor agrees to use reasonable efforts at Lessee's expense to assist Lessee in obtaining the benefits of such warranties; provided, however, that Lessee shall indemnify, protect, save, defend and hold harmless Lessor from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection therewith, as a result of, or incident to, any action by Lessee pursuant to the foregoing authorization.

         23. Events of Default. The occurrence of any of the following specified events (whatever the reason for such Lease Event of Default and whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) Lessee shall fail to make any Lease Payment, pay any Availability Fee or pay any amounts under Sections 28.2, 28.4, 28.5 and 29 on the date the same is due and payable and such failure shall continue unremedied for three (3) or more Business Days; or

                  (b) Lessee shall fail to observe or perform any of the covenants, agreements or obligations of Lessee set forth in Sections 6, 17.1 or 20 of this Lease Agreement or Section 10 or 12.1 of the Participation Agreement, and such failure shall continue unremedied for ten (10) or more Business Days after receipt by Lessee of written notice thereof from Lessor or any Assignee; or

                  (c) Lessee or Guarantor shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under any Operative Document (other than those identified in clauses (a) and (b) above), and such failure shall continue unremedied for a period of thirty (30) days after receipt by Lessee of written notice thereof from Lessor or any Assignee; or

                  (d) any representation or warranty made by Lessee or Guarantor in any of the Operative Documents, or in any certificate delivered pursuant thereto, shall prove to be untrue in any material respect on the date of which made; or

                  (e) Lessee or any of its Significant Subsidiaries shall (i) default in any payment of any Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to have caused, such Indebtedness to become due prior to its stated maturity, or (iii) any Indebtedness of Lessee shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Lease Default or Lease Event of Default under this Section 23 unless the aggregate principal amount of all Indebtedness as described in preceding clauses
(i) through (iii), inclusive, is at least $4,000,000 or

                  (f) At any time after the execution and delivery thereof,
Article 8 of the Participation Agreement ceases to be in full force and effect or Guarantor denies or disaffirms it obligations thereunder; or

                  (g) Lessee or any of its Significant Subsidiaries shall commence a voluntary case concerning itself under the Bankruptcy Code; or an involuntary case is commenced against Lessee or any of its Significant Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Lessee or any of its Significant Subsidiaries, or Lessee or any of its Significant Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Lessee or any of its Significant Subsidiaries, or there is commenced against Lessee or any of its Significant Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or Lessee or any of its Significant Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or Lessee or any of its Significant Subsidiaries suffers any appointment of any custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or Lessee or any of its Significant Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by Lessee or any of its Significant Subsidiaries for the purpose of effecting any of the foregoing; or

                  (h) One or more judgments or decrees shall have been entered against Lessee involving in the aggregate for Lessee and its Significant Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $4,000,000 or

                  (i) At any time after the execution and delivery thereof, any of the Operative Documents shall cease to be in full force and effect, or shall cease to give the Lessor the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Lessee Collateral (other than Lessee Collateral with a value not to exceed $1,000,000)), or the Collateral Agent and the Lenders the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of Lessor Collateral (other than Lessor Collateral with a value not to exceed $1,000,000)) in each case superior to and prior to the rights of all third Persons (except as permitted herein), and subject to no other Liens other than Permitted Liens; or

                  (j) A Change of Control shall occur.

         24. Remedies Upon Default. Upon the occurrence of any Lease Event of Default and at any time thereafter so long as the same shall be continuing, Lessor may (except in the case of a Lease Event of Default of the type described in Section 23(g), in which case Lessor shall be deemed automatically without further act to have elected the remedy set forth in clause (d) below) exercise one or more of the following remedies, to the extent permitted by Applicable Law, as Lessor in its sole discretion shall elect:

                  (a) Lessor may terminate or cancel this Lease Agreement, without prejudice to any other remedies of Lessor hereunder, with respect to all or any Item of Equipment, and whether or not this Lease Agreement has been so terminated, may enter the premises of Lessee, subject to Lessee's normal safety and security concerns, including standard confidentiality requirements, or any other party to take immediate possession of the Equipment and remove all or any Item of Equipment by summary proceedings or otherwise, or may cause Lessee, at Lessee's expense, to store, maintain, surrender and deliver possession of the Equipment or such Item in the same manner as provided in Section 6;

                  (b) Lessor may hold, keep idle or lease to others any Item of Equipment, as Lessor in its sole discretion may determine, free and clear of any rights of Lessee, except that Lessee's obligation to pay Lease Payments for any Lease Payment Periods commencing after Lessee shall have been deprived of possession pursuant to this Section 24 shall be reduced by the net proceeds, if any, received by Lessor from leasing the Equipment or such Item to any Person other than Lessee for the same Lease Payment Periods or any portion thereof;

                  (c) Lessor may sell the Equipment or any Item of Equipment at public or private sale as Lessor may determine, free and clear of any rights of Lessee, and Lessee shall pay to Lessor, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Lease Payments due for the Equipment or Item(s) so sold for any Lease Payment Period commencing after the date on which such sale occurs), the sum, without duplication, of (i) all unpaid Lease Payments payable for each Item of Equipment for all Lease Payment Periods through the date on which such sale occurs, plus (ii) an amount equal to the excess, if any, of (x) the Casualty Loss Value of the Item(s) of Equipment so sold over (y) the net proceeds of such sale, plus interest at the rate specified in Section 25 on the amount of such excess from the Payment Date until the date of actual payment, plus (iii) all unpaid Supplemental Payments due with respect to each Item of Equipment so sold, plus (iv) any unpaid Availability Fee;

                  (d) whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under subsection (a) or (b) above with respect to any Item(s) of Equipment, Lessor, by written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Lease Payment due for any Item(s) of Equipment for any Lease Payment Period commencing after the payment date specified in such notice and in lieu of the exercise by Lessor of its remedies under subsection (b) above in the case of a re-lease of such Item(s) or under subsection (c) above with respect to a sale of such Item(s)), the sum, without duplication, of (i) all unpaid Lease Payments payable for such Item(s) for all Lease Payment Periods through the payment date specified in such notice, plus (ii) all unpaid Supplemental Payments due with respect to such Item(s) as of the payment date specified in such notice, plus
(iii) an amount equal to any Breakage Costs owed or paid by Lessor to Lenders in respect of the Notes or incurred by any Certificate Holder, plus (iv) an amount, with respect to each such Item, equal to the Casualty Loss Value of such Item(s), plus any accrued and unpaid Availability Fee; provided, however, upon payment in full by Lessee within ten (10) days of demand of all amounts due under this Section 24(d), Lessor will at the request and cost of Lessee furnish to or at the direction of Lessee a bill of sale, without recourse or warranty (except as to the absence of Lessor Liens), and otherwise in form and substance reasonably satisfactory to Lessee and Lessor evidencing the transfer to or at the direction of Lessee, all of Lessor's right, title and interest in and to such Item(s), "as-is, where-is"; and

                  (e) Lessor may exercise any other right or remedy which may be available to it under applicable law or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof and terminate this Lease Agreement. In addition, Lessee shall be liable for all costs and expenses, including reasonable attorney's fees and expenses, incurred by Lessor, Collateral Agent, Administrative Agent or any Assignee by reason of the occurrence of any Lease Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Equipment in accordance with
Section 6 or in placing the Equipment in the condition required by said Section.

Except as otherwise expressly provided above, no remedy referred to in this
Section 24 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not constitute the exclusive election of such remedies and shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Event of Default. To the extent permitted by applicable law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in this Section 24 or which may otherwise limit or modify any of Lessor's rights and remedies in this Section 24.

         25. Lessor's Right to Perform for Lessee. If Lessee fails to make any Supplemental Payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, which failure shall continue until such time as such failure shall constitute a Lease Event of Default and can be cured by the payment of money, Lessor may (but shall not be obligated) itself, after notice to Lessee, make such payment or perform or comply with such agreement, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in Section 26, shall, if not paid by Lessee to Lessor on demand, be deemed a Supplemental Payment hereunder; provided, however, that no such payment, performance or compliance by Lessor shall be deemed to cure any Lease Event of Default hereunder.

         26. Late Charges. Lessee shall pay to Lessor, upon demand, to the extent permitted by applicable law, interest on any installment of a Lease Payment or Availability Fee not paid when due, and on any Supplemental Payment or other amount payable under this Lease Agreement which is not paid when due, for any period for which any of the same is overdue (without regard to any grace period) at a rate equal to the lesser of (a) the Overdue Rate and (b) the maximum rate of interest permitted by law.

         27. Notices. Lessee shall deliver to any Assignee and the Administrative Agent a copy of each notice to be delivered by Lessee hereunder. All notices provided for or required under the terms and provisions hereof shall be given in accordance with Section 12.4 of the Participation Agreement.

         28. Lessee's Renewal, Transfer and Early Termination Options; Purchase Obligation.

                  28.1 Renewal Option. If no Lease Event of Default shall have occurred and be continuing, Lessee has not elected to purchase (or deemed to purchase) the Equipment under Section 28.2 and this Lease Agreement shall not have been earlier terminated, Lessee may request to renew the Lease Agreement with respect to all but not less than all Items of Equipment then subject to this Lease Agreement by providing to the Administrative Agent and Lessor a written notice of request to renew within six (6) months prior to the end of the Basic Term. In its sole discretion, Lessor shall determine on or before the date three (3) months prior to the end of the Basic Term whether to renew and extend the leasing of the Equipment on terms and conditions acceptable to Lessee and Lessor.

                  28.2 Lessee's End of Term Purchase Option. On the Termination Date, if this Lease Agreement shall not have been earlier terminated, Lessee or its designee shall be entitled, at its option, to acquire all, but not less than all, of Lessor's rights and interests in all, but not less than all, of the Items of Equipment for an amount (the "Purchase Option Amount"), with respect to all Items of Equipment, payable in immediately available funds, equal to the sum without duplication of (i) the aggregate of the Casualty Loss Value of all Items of Equipment, plus (ii) the Lease Payments due and payable for such Items of Equipment on the Termination Date, plus (iii) any Supplemental Payments then due and owing to any Person. Upon payment in full of all amounts due upon the exercise of Lessee's option under this Section 28.2, Lessor will, at the request and cost of Lessee, transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is, where-is" and at the cost and request of Lessee, furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to Lessor Liens) in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such transfer. If Lessee does not intend to exercise such purchase option, Lessee shall give written notice to Lessor to such effect in accordance with Section 28.3.2. If Lessee fails to give such written notice to Lessor, such failure shall constitute an election and a binding obligation of Lessee to exercise the purchase option hereunder and to pay Lessor the Purchase Option Amount with respect thereto on the Termination Date.

                  28.3 Third Party Sale of Equipment.

                  28.3.1 Remarketing Obligations. In the event that Lessee does not exercise its option to acquire Lessor's rights and interests in all the Equipment pursuant to Section 28.2, then Lessee shall have the obligation during the last 180 days of the Basic Term, if applicable (the "Remarketing Period"), to solicit bona fide bids for not less than all Items of Equipment from prospective purchasers who are financially capable of purchasing such Items of Equipment for cash on an "as-is", "where-is" basis, without recourse or warranty. Any bid received by Lessee prior to the end of the Remarketing Period shall be promptly communicated to Lessor and Administrative Agent in writing, setting forth the amount of such bid and the name and address of the person or entity submitting such bid. Notwithstanding the foregoing, Lessor shall have the right, but not the obligation, to seek bids for the Equipment during the Remarketing Period and Lessee shall grant Lessor and Administrative Agent or their respective designees access to the Equipment upon reasonable notice and during normal business hours to facilitate the exercising of such right.

                  28.3.2 Notice to Return Possession of Equipment. So long as no Lease Default or Lease Event of Default shall have occurred, Lessee shall have the option, exercisable by giving Lessor irrevocable written notice not less than 180 days and not more than 270 days prior to the Termination Date, to return possession of all Items of Equipment then subject to this Lease Agreement to Lessor on the Termination Date. In the event Lessee fails to deliver the notice described in (and within the time period prescribed in) the preceding sentence, Lessee shall be deemed to have elected the Purchase Option and shall proceed to purchase the Equipment in accordance with Section 28.2. If at any time after Lessee gives written notice of its intention to return possession of the Equipment to Lessor and on or prior to the Termination Date a Lease Default or a Lease Event of Default shall occur, then Lessee's notice to return possession of the Equipment shall be deemed automatically revoked and Lessee shall be deemed to have elected the purchase option in Section 28.2.

                  28.3.3 Sale of Equipment to Third Party Buyer. On the Termination Date, provided that all the conditions set forth in Sections 28.3.1,
28.3.2 and in clauses (a) and (b) below have been met, Lessor shall sell (or cause to be sold) all Items of Equipment, for cash to the bidder, if any, who shall have submitted the highest bid during the Remarketing Period on an "as-is", "where-is" basis and without recourse or warranty, and upon receipt by Lessor of the sales price, Lessor shall instruct Lessee to deliver and Lessee shall deliver the Equipment to such bidder; provided, that (a) any such sale to a third party shall be consummated, and the sales price for the Equipment shall have been paid to Lessor in immediately available funds, on or before the Termination Date; and (b) Lessor shall not be obligated to sell such Equipment if the Net Proceeds of Sale of all, but not less than all, the Equipment are less than the aggregate Maximum Lessor Risk Amount applicable to all, but not less than all, the Equipment as of the Termination Date. Upon payment in full of all amounts due upon a sale under this Section 28, Lessor will, so long as no Lease Event of Default shall have occurred and be continuing, at the request and cost of the bidder, transfer to or at the direction of the bidder, without recourse or warranty (except as to the absence of Lessor Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is", "where-is" and at the cost and request of the bidder, furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to Lessor Liens) and otherwise in form and substance reasonably satisfactory to the bidder and Lessor, evidencing such transfer.

                  28.4 Lessee's Early Purchase Option. Provided this Lease Agreement shall not have been earlier terminated, Lessee shall be entitled, at its option, on any Payment Date to acquire all but not less than all of Lessor's rights and interests, in all, but not less than all, Item(s) of Equipment leased hereunder, and, upon written notice to Lessor, as hereinafter provided, for an amount (the "Payment Date Option Amount"), with respect to each Item of Equipment acquired payable in immediately available funds, equal to the sum, without duplication, of (i) the Casualty Loss Value of such Item of Equipment, plus (ii) the Lease Payments due and payable for such Item of Equipment on such Payment Date, plus (iii) the amount of Breakage Costs, if any, plus (iv) any Supplemental Payments then due and owing to any Person. Upon payment in full of all amounts due upon the exercise of Lessee's option under this Section 28.4, Lessor will, at the request and cost of Lessee, transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is", "where-is" and, at the request and cost of Lessee, furnish to or at the direction of Lessee, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such transfer. If Lessee intends to exercise said early transfer option, Lessee shall give written notice to Lessor to such effect not less than thirty (30) days prior to the Payment Date on which such option will be exercised. If Lessee gives such written notice to Lessor, such notice shall constitute a binding obligation of Lessee to pay Lessor the Payment Date Option Amount with respect to each Item of Equipment subject to such notice on the applicable Payment Date.

                  28.5 Non Completion Purchase Obligation. Notwithstanding any other provision of this Lease Agreement or any other Operative Document, in the event that a Completion Certificate has not been delivered to Lessor with respect to an Item of Equipment on or before the date (the "Non-Completion Date"), that is the earlier of (i) 6 months after the commencement of the Assembly Period for such Item of Equipment, and (ii) the Basic Term Commencement Date, Lessee shall be obligated to purchase Lessor's rights in and to such Item of Equipment on the first Business Day after the Non-Completion Date for an amount equal to the Casualty Loss Value for such Item of Equipment plus all accrued and unpaid Interim Rent as of the date of payment and Breakage Costs. Lessee shall pay all such amounts in immediately available funds on the first Business Day after the Non-Completion Date. Nothing contained in this Section
28.5 shall be deemed to extend the Assembly Period. Upon payment in full of all such amounts, and so long as no Event of Default has occurred and is continuing hereunder, Lessor shall terminate the Lease Agreement with respect to such Item of Equipment and shall convey all of its right, title and interest in and to such Item of Equipment, "as is," "where is", without recourse or warranty (except as to the absence of Lessor Liens), to Lessee, and Lessee shall have no further obligation under this Lease Agreement or the other Operative Documents with respect to such Item of Equipment except those obligations expressly stated to survive the termination of this Lease Agreement or any other Operative Document.

         29. End of Term Lease Payment Adjustment.

                  29.1 Third Party Sale of Equipment. This Section 29.1 shall apply only if a sale of the Items of Equipment to a third party pursuant to
Section 28.3 has been consummated on the Termination Date. If the Net Proceeds of Sale of such Items of Equipment are less than the aggregate Casualty Loss Value as of the Termination Date, Lessee shall, on the Termination Date, pay to Lessor as an end of term Lease Payment adjustment, in immediately available funds, an amount equal to such deficiency (a "Deficiency") as an adjustment to the Lease Payment payable under this Lease Agreement for such Items of Equipment plus the Lease Payment due and payable for such Item(s) of Equipment on the Termination Date, plus any Supplemental Payments then due and owing to Lessor hereunder; provided, however, that if no Lease Event of Default or Lease Default, shall have occurred and be continuing hereunder, the amount of the Deficiency payable by Lessee with respect to such Items of Equipment shall not exceed the aggregate Maximum Lessee Risk Amount. If the Net Proceeds of Sale of such Items of Equipment exceed the aggregate Casualty Loss Value of such Items of Equipment and if Lessee shall have paid Lessor on or before the Termination Date the Lease Payment due and payable for such Items of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Items of Equipment, Lessor shall pay to such Lessee an amount equal to such excess as an adjustment to the Lease Payment payable under this Lease Agreement for such Items of Equipment.

                  29.2 Lessee Payment. If a sale of any Item of Equipment either to Lessee pursuant to Section 28.2 or 28.4 or to a third party pursuant to
Section 28.3 has not been consummated on the Termination Date with respect thereto for any reason, then Lessee shall, on the Termination Date pay to Lessor as an end of term Lease Payment adjustment, in immediately available funds, as an adjustment to the Lease Payment payable under this Lease Agreement for each Item that has not been sold pursuant to Section 28.2, 28.3, or 28.4, an amount equal, without duplication, to the sum of the Lease Payment due and payable for such Item of Equipment on the Termination Date, plus all Supplemental Payments then due and owing with respect to such Item(s) plus (a) the Maximum Lessee Risk Amount of all of such Items, if (i) on the Termination Date no Lease Event of Default or Lease Default shall have occurred and be continuing hereunder, and (ii) all Items of Equipment then subject to this Lease Agreement have been returned to Lessor on the Termination Date in the condition and at the locations required by
Section 6, and (iii) this Lease Agreement shall not have been terminated prior to the Termination Date or (b) the aggregate Casualty Loss Value as of the Termination Date of all of such Items, if (1) on the Termination Date a Lease Event of Default or Lease Default shall have occurred and be continuing hereunder, or (2) any Item of Equipment then subject to this Lease Agreement shall not have been returned to Lessor on the Termination Date in the condition and at the locations required by Section 6, or (3) this Lease Agreement shall have been terminated prior to the Termination Date; provided, however, if Lessee pays all amounts due in accordance with this clause (b) on or prior to the Termination Date, Lessor will at the cost of Lessee transfer to or at the direction of Lessee, without recourse or warranty (except as to the absence of Lessor Liens), all of Lessor's right, title and interest in and to such Item(s), "as-is", "where-is" and at the cost of Lessee furnish to or at the direction of Lessee, if Lessee shall so request, a bill of sale without recourse or warranty (except as to the absence of Lessor Liens) and otherwise in form and substance reasonably satisfactory to Lessee and Lessor, evidencing such transfer. Lessee shall remain liable for the payment of, and upon the consummation by Lessor of the sale of any Item(s) of Equipment on or after the Termination Date thereof, Lessee shall pay, or reimburse Lessor for the payment of, all applicable sales, excise or other Taxes imposed as a result of such sale, other than gross or net income taxes attributable to such sale, and such obligation shall survive the termination of this Lease Agreement. If Lessor sells the Equipment after the Termination Date, Lessor shall pay to Lessee, as an end of term Lease Payment adjustment, the amount by which the Net Proceeds of Sale exceed the sum, without duplication, of (prior to the application of such proceeds) (a) the amounts owed by Lessor relating to a Lease Event of Default or by Lessee, in either case, to the Lenders, the Certificate Holders, the Trust Company, the Administrative Agent and the Collateral Agent under the Operative Documents, (b) the outstanding principal amount of all Loans and all interest (including any interest accrued at the Overdue Rate) accrued thereon, (c) the aggregate outstanding Equity Components for all Items of Equipment and (d) an amount equal to the aggregate outstanding Equity Components for all Items of Equipment multiplied by the Equity Rate (calculated on a daily basis at the Overdue Rate) for each day after the Termination Date until such subsequent sale is consummated.

         30. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS LEASE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS LEASE AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS LEASE AGREEMENT, EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE

AFORESAID COURTS. LESSEE HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, NEW YORK 10011 AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, LESSEE AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT UNDER THIS LEASE AGREEMENT. EACH OF LESSEE AND LESSOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS SET FORTH IN SECTION 12.4 OF THIS PARTICIPATION AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LESSEE OR LESSOR UNDER THIS LEASE AGREEMENT, TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PERSON IN ANY OTHER JURISDICTION.

                  (b) EACH OF LESSEE AND LESSOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS LEASE AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS LEASE AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         31. Miscellaneous. Any provision of this Lease Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Lessor's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provision of law which renders any provision of this Lease Agreement prohibited or unenforceable in any respect. No term or provision of this Lease Agreement may be amended, altered, waived, discharged or terminated except in accordance with
Section 12.2 of the Participation Agreement. A waiver on any one occasion shall not be construed as a waiver on a future occasion. Except as provided in Section
12.7 of the Participation Agreement, neither Lessee nor Lessor shall assign or transfer its interests in this Lease Agreement. All of the covenants, conditions and obligations contained in this Lease Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of Lessor and (subject to the restrictions of Sections 17.1 and 17.2) Lessee. This Lease Agreement and the other Operative Documents, and each related instrument, document, agreement and certificate, collectively constitute the complete and exclusive statement of the terms of the agreement between Lessor and Lessee with respect to the acquisition and leasing of the Equipment, and cancel and supersede any and all prior oral or written understandings with respect thereto.

         32. Concerning Lessor. Trust Company is entering into this Lease Agreement solely in its capacity as Trustee under the Trust Agreement and not in its individual capacity and in no case shall Trust Company (or any entity acting as successor Trustee under the Trust Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Lessor hereunder.

         33. Execution and Effectiveness. This Lease Agreement may be executed in any number of identical counterparts, any set of which signed by all parties hereto shall be deemed to constitute a complete, executed original for all purposes and shall become effective when each of the parties hereto and each of the parties to the Participation Agreement and Loan Agreement have executed and delivered this Lease Agreement, the Participation Agreement and the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be duly executed by their duly authorized representatives as of the date first above written.

                                       WILMINGTON TRUST COMPANY, not in its
                                             individual capacity, but solely as
                                             Trustee of Universal Compression
                                             Trust (2000-1) under the Trust
                                             Agreement dated as of May 25, 2000,
                                             as Lessor

                                       By:   /s/ ROBERT P. HINES, JR.
                                          --------------------------------------
                                          Name:  Robert P. Hines, Jr.
                                          Title: Financial Services Officer



                                       UNIVERSAL COMPRESSION, INC.,
                                             as Lessee

                                       By:   /s/ RICHARD W. FITZGERALD
                                          --------------------------------------
                                          Name:  Richard W. FitzGerald
                                          Title: Chief Financial Officer


COUNTERPART NO. ____ OF ____ SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

                                                                    EXHIBIT A TO
                                                                 LEASE AGREEMENT

                                    [FORM OF]
                         LEASE AGREEMENT SUPPLEMENT NO.

                  This Lease Agreement Supplement (this "Supplement") is executed pursuant to, and incorporates by reference all of the terms, conditions and provisions of, the Master Equipment Lease Agreement dated as of May 30, 2000, between the undersigned Wilmington Trust Company, not in its individual capacity but solely as Trustee of the Universal Compression Trust (2000-1) under the Trust Agreement dated as of May 25, 2000 ("Lessor") and Universal Compression, Inc. ("Lessee") (herein, as amended and supplemented from time to time, called the "Lease Agreement"). All capitalized terms used herein which are not defined herein shall have the meaning given to such terms in the Lease Agreement.

         A. SUPPLEMENT

                  Lessee hereby (a) acknowledges and certifies that each Item of Equipment described below or on any Schedule attached hereto (each, an "Item" and collectively, the "Equipment") has been selected by, delivered to Lessee, and is located at the location set forth below, and as between Lessor and Lessee, each Item identified as assembled is of a size, design, capacity and manufacture acceptable to and suitable for Lessee's purposes, has been installed to Lessee's satisfaction, and is in good working order, repair and condition and
(b) unconditionally and irrevocably accepts each Item under the Lease Agreement on the date hereof. Lessor and Lessee hereby agree that each Item described below or on any Schedule attached hereto is hereby leased by Lessor under and subject to all of the terms, conditions and provisions of the Lease Agreement that the lease term of each such Item commences on the date hereof and that such date is the first Funding Date thereof and that the Acquisition Cost, Interim Term, Maximum Lessee Risk, Maximum Lessor Risk, and Casualty Loss Values for all Items of Equipment covered by this Lease Agreement Supplement are as set forth below. Lessee hereby agrees to pay the Lease Payment for all Items covered by this Lease Agreement Supplement in the amounts and at the times specified in
Section 7 of the Lease Agreement and as specified below, reaffirms its acknowledgments and agreements in the Lease Agreement and certifies that its representations and warranties set forth in Section 2 of the Participation Agreement and in any related certificate delivered to Lessor are true and correct on the date hereof except to the extent they relate to an earlier date, in which case such representations and warranties were true and correct as of such date.

                 1. Description of Item(s) of Equipment (include make, model and serial number and whether such Item is completely assembled and the estimated date assembly will be completed): See Schedule 1 attached hereto.

                 2. Location: See Schedule 1 attached hereto.

                 3. Acquisition Cost: See Schedule 1 attached hereto

                 4. Casualty Loss Value: See Schedule 1 attached hereto

                 5. Interim Term: commencing on date hereof ("Funding Date")
                    and ending on November 30, 2001.

                 6. Certain Values:

                    a. Maximum Lessee Risk Percentage: ____% [not to exceed 90%]

                    b. Maximum Lessor Risk Percentage: ____% [the difference
                                                             between 100% and
                                                             the percentage in
                                                             item 6a above]

         B. GRANT OF SECURITY INTEREST

                  The Lease Agreement and this Supplement constitute a financing agreement intended as security. In consideration of the agreements contained therein and in the Operative Documents, Lessee hereby grants, bargains, assigns, transfers, conveys and pledges to Lessor a security interest in and Lien upon all of its rights, title and interest in, to and under the Equipment, the subleases related to such Equipment, Lessee's interest in any bill of sale and in each manufacturer's, vendor's or dealer's warranty for the Equipment, and all proceeds thereof, including, without limitation, all rentals, income and profits in respect of the Items of Equipment, whether under such subleases or otherwise, all credits granted by any manufacturer, vendor or dealer with respect to the return of any Item of Equipment and the proceeds of any insurance payable with respect to the Items of Equipment as collateral security for the payment and performance by Lessee of obligations owed to Lessor under the Operative Documents.

Dated: _____, ____.

                                       WILMINGTON TRUST COMPANY, not in its
                                             individual capacity, but solely as
                                             Trustee of Universal Compression
                                             Trust (2000-1) under the Trust
                                             Agreement dated as of May 25, 2000,
                                             Lessor

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       UNIVERSAL COMPRESSION, INC.
                                       Lessee

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                                                   Schedule 1 to
                                                      Lease Agreement Supplement

                                     FORM OF
                              SCHEDULE OF EQUIPMENT
                      TO LEASE AGREEMENT SUPPLEMENT NO. ___


                                                                                                                  ACQUISITION COST
           LOCATION                                                NATURAL                                          AND CASUALTY
SERIAL     (STATE &                            COMPRESSOR        GAS DRIVER      ASSEMBLED   ESTIMATED DATE OF       LOSS VALUE
NUMBER      COUNTY)    HP RATING     MFR.    MFR.     MODEL    MFR.      MODEL     Y/N          COMPLETION               $
                                             ----     -----    ----      -----



                                                                       EXHIBIT B
                                                              to Lease Agreement


                        [FORM OF] NOTICE OF SUBSTITUTION

[Date]

                  Universal Compression, Inc. ("Lessee") hereby gives Wilmington Trust Company as Trustee of the Universal Compression Trust (2000-1) ("Lessor") notice that as of the date hereof Lessee has substituted the following Equipment in accordance with Section 13 of the Master Equipment Lease Agreement ("Lease Agreement") dated as of May 30, 2000 between Lessor and Lessee:

Replaced Equipment:

  Lease                                                           Natural Gas
Supplement      Serial         HP                 Compressor        Driver         Casualty       Residual
    No.         Number       Rating      Mfr.    Mfr.   Model     Mfr.   Model    Loss Value        Value
                                                 ----   -----     ----   -----



Replacement Equipment:

 Location                                                           Natural Gas        Estimated        Estimated
 (state &    Serial        HP                     Compressor          Driver          Fair Market       Residual
  county     Number      Rating       Mfr.       Mfr.   Model       Mfr.  Model          Value            Value
                                                 ----   -----       ----  -----






                                               Universal Compression, Inc.
                                               Lessee

                                               ---------------------------------
                                               By:
                                               Title: